                                    Exhibit 99.1

indie Semiconductor Announces Proposed Convertible Senior Notes Offering

ALISO VIEJO, Calif.—December 2, 2024--indie Semiconductor, Inc. (“indie” or “we”) (NASDAQ: INDI), an automotive solutions innovator, today announced that it plans to offer, subject to market and other conditions, $175 million aggregate principal amount of its Convertible Senior Notes due 2029 (the “notes”) through a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). indie expects to grant the initial purchasers in the offering an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $26.25 million aggregate principal amount of notes.

The final terms of the notes, including the initial conversion rate, interest rate and certain other terms of the notes will be determined at the time of the pricing of the offering. If and when issued, the notes will be senior unsecured obligations of indie, and will be convertible by the holder of the notes into, subject to various conditions, cash, shares of indie’s Class A common stock (“common stock”) or a combination of cash and common stock, at indie’s election. Interest on the notes will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The notes will mature on December 15, 2029, unless earlier repurchased, redeemed or converted. Subject to certain conditions, indie may redeem for cash all or any portion of the notes, at its option, on or after December 20, 2027. If indie redeems fewer than all the outstanding notes, at least $50 million aggregate principal amount of notes must be outstanding and not subject to redemption as of the relevant redemption notice date.

In connection with the pricing of the notes, indie expects to enter into privately negotiated capped call transactions (the “capped call transactions”) with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of indie’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce the potential dilution to indie’s common stock upon any conversion of the notes and/or offset any cash payments indie may be required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, indie expects to enter into additional capped call transactions with the option counterparties.

indie intends to use a portion of the net proceeds from the notes offering to pay the cost of the capped call transactions. indie intends to use the remainder of the net proceeds from the offering for working capital and general corporate purposes, which may include potential acquisitions. However, indie does not have agreements or understandings with respect to any acquisitions at this time.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of common stock and/or enter into various derivative transactions with respect to indie’s common stock concurrently with or shortly after the pricing of the notes. These activities could increase (or reduce the size of any decrease in) the market price of indie’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to indie’s common stock and/or purchasing or selling common stock or other securities of indie in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes or, to the extent indie exercises the relevant election under the capped call transactions, following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of indie’s common stock or the notes, which could affect the ability of holders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that a holder will receive upon conversion of its notes.

The notes and the shares of common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Securities Act, or under any state securities laws, and may not be offered or sold in the United States without registration under, or an applicable exemption from, the registration requirements. This press release is not an offer to sell, nor is it a solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction. This press release is issued pursuant to Rule 135c under the Securities Act.

About indie

Headquartered in Aliso Viejo, CA, indie is empowering the automotive revolution with next generation semiconductors, photonics and software platforms. We focus on developing innovative, high-performance and energy-efficient technology for ADAS, in-cabin user experience and electrification applications. Our mixed-signal SoCs enable edge sensors spanning Radar, LiDAR, Ultrasound, and Computer Vision, while our embedded system control, power management and interfacing solutions transform the in-cabin experience and accelerate increasingly automated and electrified vehicles. As a global innovator, we are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs worldwide.

Safe Harbor Statement

This communication contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the proposed offering of notes and related capped call transactions described in this press release, the completion, timing and size of the proposed offering, the effects of entering into the capped call transactions and the anticipated use of proceeds therefrom. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 29, 2024 (and as amended by Amendment No. 1 to the Form 10-K filed with the SEC on March 20, 2024) and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: macroeconomic conditions, including inflation, rising interest rates and volatility in the credit and financial markets; the impacts of the ongoing conflicts in Ukraine and the Middle East, our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of recent acquisitions made and any other acquisitions we may make, including our ability to successfully integrate acquired businesses and risks that the anticipated benefits of any acquisitions may not be fully realized or take longer to realize than expected; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions; and political or economic instability in our target markets; the inability to maintain the listing of our common stock on Nasdaq; our ability to effectively deploy the net proceeds from the issuance of the notes; and other risks described from time to time in periodic and current reports that we file with the SEC. All forward-looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

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Source: indie Semiconductor